                            TREX MEDICAL CORPORATION


                                4,500,000 SHARES*


                                  COMMON STOCK
                                ($.01 PAR VALUE)

                             UNDERWRITING AGREEMENT
                             ----------------------




                                                    New York, New York
                                                                 , 1998


Salomon Smith Barney
Smith Barney Inc.
Lehman Brothers Inc.
As Representatives of the several Underwriters
c/o Smith Barney Inc
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:


     Trex Medical Corporation, a Delaware corporation (the "Company"), proposes
                                                            -------
to sell to the several underwriters named in Schedule I hereto (the

"Underwriters"), for whom you (the "Representatives") are acting as
-------------                       ---------------
representatives, 4,500,000 shares of Common Stock, $.01 par value ("Common
                                                                    ------
Stock"), of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to
                        -----------------------
grant to the Underwriters an option to purchase up to 675,000 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with
                      -----------------
the Underwritten Securities, being hereinafter called the "Securities").  To the
                                                           ----------
extent there are no additional Underwriters listed on Schedule I other than you, the terms "Representatives" as used herein shall me you, as Underwriters, and
           ---------------
the terms "Representatives" and "Underwriters" shall mean either the singular or
           ---------------       ------------
plural as the context requires. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus, including use of the words, "appear in,' "contained in," "contemplated by," "described in," "disclosed in," "included in" or "set forth in" any of the foregoing documents, or words of similar effect, shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue

------------------------
* Plus an option to purchase from Trex Medical Corporation up to 675,000 additional shares to cover over-allotments.

date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 15 hereof.

         The Company currently is a majority-owned subsidiary of ThermoTrex Corporation, a Delaware corporation ("ThermoTrex"), which is, in turn, a
                                      ----------
majority-owned subsidiary of Thermo Electron Corporation, a Delaware corporation ("Thermo Electron"). To the extent provided herein and for good and valuable
  ---------------
consideration, Thermo Electron has become a party to this Underwriting
Agreement.



     1.  Representations and Warranties.  The Company and Thermo Electron,
         ------------------------------
jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. The following representations, warranties and agreements shall be deemed to apply to each Subsidiary (as defined in Section 15) of the Company, unless the context does not permit. Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.



         (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (File Number 333- ) on Form S-1, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all material information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. Upon your request, but not without your agreement, the Company also will file a Rule 462(b) Registration Statement in accordance with Rule 462(b). To the extent applicable, the copies of the Registration Statement and each amendment thereto (including all exhibits filed therewith), any Preliminary Prospectus or Prospectus (in each case, as amended or supplemented) furnished to the Underwriters have been and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Commission's Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"), except to the extent
                                           -----
permitted by Regulation S-T.




     (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any
                                      ---------------
supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Thermo Electron make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

     (c) The accounting firm(s) whose report(s) appear in the Prospectus are independent certified public accountants as required by the Act and the rules thereunder. The financial statements and schedules (including the related notes) included in the Registration Statement, any Preliminary Prospectus or the Prospectus present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

     (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary except where the failure to so qualify or be in good standing would not have a Material Adverse eEffect; and, except as described in the Prospectus, the Company holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus.

     (e) All of the outstanding shares of Common Stock have been, and the Securities, upon issuance and delivery and payment therefor in the manner herein described, will be, duly authorized, validly issued, fully paid and nonassessable. Other than as described in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's corporate charter, by-laws or other governing documents or any agreement or other instrument to which the Company is a party or by which it may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied and other than as described in the Prospectus, for or relating to the registration of any shares of Common Stock or other securities of the Company. The capitalization of the Company as of _________________ is as set forth in the Prospectus, and the Common Stock conforms, in all material respects, to the description thereof contained in the Prospectus. Except as set forth in or contemplated by the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock or or ownership interests in the Company are outstanding. Except as described in the Prospectus, all of the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

     (f) Except as described in or contemplated by the Registration Statement and the Prospectus, there has not been any Material Adverse Change or any adverse development which has a Material Adverse Effect from the date as of which information is given in the Prospectus.

     (g) The Company is not, and would not be with the giving of notice or lapse of time or both, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of the Company, or any material agreement, indenture or other instrument to which the Company is a party or by which it is bound, or to which any of its properties is subject, nor will the performance by the Company of its obligations hereunder violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, which would be material to the Company and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of, or filing with, any court, governmental agency or body or any financial institution is required in connection with the consummation by the Company of the transactions contemplated by this Agreement.

     (h) This Agreement has been duly authorized, executed and delivered by the Company.

     (i) The Company owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company and its Subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims which may materially interfere with the business, properties, financial condition or results of operations of the Company on a consolidated basis.

     (j) Except as described in the Prospectus, there is no action, suit or proceeding to which the Company is a party or to which any property of the Company is subject or which is pending or, to the knowledge of the Company or Thermo Electron, contemplated against the Company that is required to be disclosed in the Prospectus and that is not so disclosed.

     (k) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Description of Capital Stock" and "Shares Eligible for Future Sale" fairly summarize the matters therein described.

     (k) The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, which violation could reasonably be expected to have a Material Adverse Effect.

     (l) The Company possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Prospectus.

     (m) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus.

     (n) Except as disclosed in the Prospectus, the Company owns or possesses adequate licenses or other rights to use all intellectual property rights, including patents, trademarks, service marks, trade names, copyrights or know-how, necessary to conduct its business as described or referred to in the Prospectus, except where such failure, singularly or in the aggregate, would not have a Material Adverse Effect and, except as disclosed in the Prospectus, neither Thermo Electron nor the Company has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) rights or claims of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how, that if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect, and, except as disclosed in the Prospectus, all products or processes referred to in the Prospectus and relating to the business of the Company now conducted by it do not infringe upon or conflict with any right or patent, or with any discovery, invention, product or process which is the subject of any patent application known to the Company or Thermo Electron, in a manner which would have a Material Adverse Effect.

     (o) The Company has not taken and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities in violation of the Commission's rules and regulations.

     (p) The Securities have been approved for listing on the American Stock Exchange, subject only to official notice of issuance.

     1A.  Representations and Warranties of Thermo Electron.  Thermo Electron
          -------------------------------------------------
represents and warrants to, and agree with, each Underwriter that:

     (a) Thermo Electron has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect with respect to Thermo Electron.

     (b) There has not been any Material Adverse Change with respect to Thermo Electron from the date as of which information is given in the most recent quarterly or annual report filed by Thermo Electron pursuant to the Exchange Act, except any as may have been disclosed to the public.

     (c) Except as may be described in its filings under the Exchange Act, Thermo Electron is not, nor with the giving of notice or lapse of time or both would Thermo Electron be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, the corporate charter, by-laws or other governing documents of Thermo Electron, or any material agreement, indenture or other instrument to which Thermo Electron is a party or by which it is bound, or to which any of its properties is subject, nor will the performance by Thermo Electron of its obligations hereunder violate any existing law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over Thermo Electron or any of their its properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of Thermo Electron, which would be material to Thermo Electron and its Subsidiaries taken as a whole. Except for permits and similar authorizations required under the Securities Act and the securities or "Blue Sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation by Thermo Electron of the transactions contemplated by this Agreement.

     (d) This Agreement has been duly authorized, executed and delivered by Thermo Electron.

     (e) ThermoTrex owns, and will own as of each Closing Date (as defined below), of record and beneficially, the number of shares of Common Stock of the Company set forth in the Prospectus, free and clear of any liens, encumbrances, claims or restrictions, except that certain of such shares are reserved for issuance pursuant to stock option and other benefit plans under which options to purchase Common Stock of the Company owned by ThermoTrex are granted to certain employees, directors or consultants of Thermo Electron and its Subsidiaries.

     (f) The most recent Annual Report on Form 10-K of Thermo Electron and any subsequent reports filed pursuant to the Exchange Act complied as of the date thereof in all material respects with the Exchange Act and the rules and regulations thereunder.

     (g) Neither Thermo Electron nor any Subsidiary of Thermo Electron has taken and none of such companies shall take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Securities in violation of the Commission's rules and regulations.


     2.  Purchase and Sale.
         -----------------

     (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in
Schedule I hereto.

     (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 675,000 Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date.
Delivery of certificates for the Option Securities by the Company, and payment therefor to the Company, shall be made as provided in Section 3 hereof. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

     3.  Delivery and Payment.  Delivery of and payment for the Underwritten
         --------------------
Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the second Business Day prior to the Closing Date) shall be made at 10:00 AM, Eastern time, on ________________, 1998, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities
                                    ------------
shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

     If the option provided for in Section 2(b) hereof is exercised after the second Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option), for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4.  Offering by Underwriters.  It is understood that the several
         ------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5.  Agreements.   The Company and Thermo Electron, jointly and severally,
         ----------
agree with the several Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement, supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment, supplement or registration statement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing.

Upon your request, the Company will cause the Rule 462(b) Registration Statement, completed in compliance with the Act and the applicable rules and regulations thereunder, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective,
(2) when the Prospectus or any supplement thereto or any Rule 462(b) Registration Statement shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement or any Rule 462(b) Registration Statement or any supplement to the Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or, to the Company's knowledge, threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

     (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

     (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as you may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

     (f) The Company and Thermo Electron shall not, during the 180-day period following the Execution Time, without the prior written consent of Salomon Smith Barney, offer, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company, Thermo Electron or any affiliate of the Company or any person in privity with the Company, Thermo Electron or any affiliate of the Company) directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock (except for the issuance of shares of Common Stock pursuant to existing stock option, purchase and compensation plans, or upon conversion of any currently outstanding convertible securities described in the Prospectus or the issuance of shares of Common Stock as consideration for the acquisition of one or more businesses provided that such Common Stock may not be resold prior to the expiration of the 180-day period referenced above, or sales of shares of Common Stock by the Company to ThermoTrex), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to existing stock option, purchase and compensation plans), otherwise than in accordance with this Agreement or as contemplated in the Prospectus, including but not limited to options to be granted under the ThermoTrex stock option plan described in the Prospectus.

     (g) The Company and Thermo Electron will not take, and Thermo Electron cause its other Subsidiaries not to take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus, any Rule 462(b) Registration Statement, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Rule 462(b) Registration Statement, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the American Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification);
(vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

     6.  Conditions to the Obligations of the Underwriters.  The obligations of
         -------------------------------------------------
the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and Thermo Electron contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and Thermo Electron made in any certificates pursuant to the provisions hereof, to the performance by the Company and Thermo Electron of their respective obligations hereunder and to the following additional conditions:

     (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM Eastern time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM Eastern time on such date, or (ii) 12:00 Noon on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM Eastern time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (b) The Company shall have furnished to the Representatives the opinion of Seth H. Hoogasian, General Counsel of the Company, ThermoTrex and Thermo Electron, dated the Closing Date, to the effect that:

         (i) Each of the Company and its Significant Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect.

         (ii) Each of Thermo Electron and its Significant Subsidiaries (as defined in Section 15) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus;

              (iii) the Company's authorized capital stock and outstanding capital stock as of ___________, 1998 is as set forth in the Prospectus under the caption "Description of Capital Stock"; the capital stock of the Company conforms as to legal matters in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly authorized for listing, subject to official notice of issuance, on the American Stock Exchange; the certificates for the Securities are in valid and sufficient form; there are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any of the Securities pursuant to the Company's corporate charter, by-laws, other governing documents, or any agreement or other instrument known to such counsel to which the Company or a Subsidiary thereof is a party or by which the Company or a Subsidiary thereof may be bound or to which any of their respective properties is subject; and, to such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock except such as have been waived or satisfied; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and all of the outstanding shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of any claim, lien, encumbrance or security interest known to such counsel (except for certain obligations of the Company pursuant to stock and employee benefit plans maintained for the benefit of employees, officers, directors and consultants of the Company and its Subsidiaries);

         (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary required to be disclosed in the Registration Statement which is not so disclosed, and there is no franchise, contract or other document required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

         (v) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement as of the Effective Date and the Prospectus as of its date (other than the financial statements and schedules and other financial, statistical and accounting information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

         (vi) this Agreement has been duly authorized, executed and delivered by the Company and Thermo Electron;

         (vii) to the knowledge of such counsel, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated herein, except such as have been obtained under the Act, such as may be required under the blue sky and state securities laws of any jurisdiction applicable to the offering and sale of the Securities by the Underwriters and such as may be required for the clearance of the underwriting arrangements relating to such offering and sale with the NASD (as to which such counsel need express no opinion), and such other approvals (specified in such opinion) as have been obtained; and

         (viii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of the Company (or any of its Significant Subsidiaries), ThermoTrex or Thermo Electron, or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company (or any of its Significant Subsidiaries), ThermoTrex or Thermo Electron, is a party or bound or any statute, law, rule, regulation, judgment, order or decree applicable to the Company (or any of its Significant Subsidiaries) or to ThermoTrex or Thermo Electron of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of such entities or any of its or their respective properties.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, representatives of the Underwriters and representatives of counsel for the Underwriters, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel need not pass upon, and need not assume any responsibility for, the accuracy, completeness or fairness of any statement contained in the Registration Statement or the Prospectus (except for those statements referred to in the opinions expressed in the first two clauses of subsection (iii) above) and has made no independent check or verification thereof, such counsel shall state that on the basis of the foregoing, no facts have come to such counsel's attention that has led such counsel to believe that the Registration Statement, on the Effective Date or at the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion or belief with respect to the financial statements, financial statement schedules and other financial, accounting and statistical data included therein.

         In rendering such opinion, such opinion shall be limited to matters involving the application of laws of the Commonwealth of Massachusetts, the United States or the General Corporation Law of the State of Delaware and further such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of officers of the Company and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto.

     (c) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, Chief Executive Officer, the President or a vice president and the Treasurer or Secretary of the Company, dated the applicable Settlement Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that, to the best of such person's knowledge:

         (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the date of the certificate with the same effect as if made on the date of the certificate, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the settlement date;

         (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to such person's knowledge, threatened; and

         (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

     (e) Thermo Electron shall have furnished to the Representatives a certificate of Thermo Electron, signed by its President or a Vice President and by its Treasurer or Secretary, dated the applicable Settlement Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that, to the best of such person's knowledge:

         (i) the representations and warranties of Thermo Electron in this Agreement are true and correct on and as of the date of the certificate with the same effect as if made on the date of the certificate, and Thermo Electron has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date or the settlement date;

         (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of such person's knowledge, threatened; and

         (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

     (f) On the date of this Agreement, the Closing Date and any settlement date you shall have received a letter from each accounting firm whose report appears in the Prospectus, dated the date of this Underwriting Agreement, the Closing Date or the settlement date, as the case may be, and addressed to you, confirming that they are independent certified public accountants within the meaning of the Act and the rules thereunder, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of each such letter), the conclusions and findings of each such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and with respect to each letter delivered on the Closing Date or the settlement date confirming the conclusions and findings set forth in such prior letter.

     (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition,(financial or otherwise), earnings, business or properties of the Company and its Subsidiaries as a whole, whether or not from transactions arising in the ordinary course of business, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (h) The Securities shall have been listed and admitted and authorized for trading on the American Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

     (i) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto from
                                                      ---------
ThermoTrex addressed to the Representatives.

         (j) Prior to the Closing Date or the settlement date, as applicable, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Testa, Hurwitz & Thibeault, LLP, , counsel for the Underwriters, at 125 High Street, Boston, Massachusetts, on the Closing Date or the settlement date, as applicable.

     7.  Reimbursement of Underwriters' Expenses.  If the sale of the Securities
         ---------------------------------------
provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or Thermo Electron to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company (or Thermo Electron) will reimburse the Underwriters severally through Smith Barney upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     8.  Indemnification and Contribution.  (a)  The Company and Thermo
         --------------------------------
Electron, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement made by the Company or Thermo Electron in Section 1 hereof or by Thermo Electron in Section 1A hereof,
(ii) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and
(iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and Thermo Electron shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly or indirectly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and Thermo Electron will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or omission of a material fact made in any Preliminary Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Underwriters, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company or Thermo Electron may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and Thermo Electron and its employees and agents and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and Thermo Electron to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and Thermo Electron acknowledge that the statements set forth in the last paragraph of the cover page, the paragraph containing stabilization information on the inside front cover page and the sentences related to concessions and reallowances and the paragraph relating to stabilization, syndicate covering transactions and penalty bids under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of such claim or commencement; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of one such separate counsel for all indemnified parties if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company Thermo Electron and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the
                                                     ------
Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and Thermo Electron on the one hand, and by the Underwriters severally on the other, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and Thermo Electron, on the one hand, and the Underwriters on the other, shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Thermo Electron on the one hand, and of the Underwriters on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and Thermo Electron shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the Company or Thermo Electron on the one hand, or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and Thermo Electron and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company, as well as Thermo Electron, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     9.  Default by an Underwriter.  If any one or more Underwriters shall fail
         -------------------------
to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10.  Termination.  This Agreement shall be subject to termination in the
          -----------
absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's Common Stock shall have been suspended by the Commission or the American Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either the New York Stock Exchange or the American Stock Exchange, (ii) a banking moratorium shall have been declared either by Federal, New York State or Massachusetts authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

     11.  Representations and Indemnities to Survive.  The respective
          ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers, or Thermo Electron, and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in
Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

     12.  Notices.  All communications hereunder will be in writing and
          -------
effective only on receipt, and, if sent to the Representatives, will be mailed,
delivered or telefaxed (fax. no.          ) care of Salomon Smith Barney, at
Seven World Trade Center, New York, New York, 10048, attention: Legal Department; or, if sent to the Company, will be mailed, delivered or telefaxed
(fax no.                 ) at Trex Medical Corporation, 36 Apple Ridge Road,
Danbury, CT 06810, attention: President, with a copy to Seth H. Hoogasian, Esq., c/o Thermo Electron Corporation, 81 Wyman Street, Waltham, Massachusetts 02254-9046.

     13.  Successors.  This Agreement will inure to the benefit of and be
          ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     14.  APPLICABLE LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN
          --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           15.  Definitions. The terms which follow, when used in this
                -----------
Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules
           ---
     and regulations of the Commission promulgated thereunder.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a
           ------------
     legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Boston, Massachusetts.

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Effective Date" shall mean each date that the Registration Statement,
           --------------
     any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
     amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is
           --------------
     executed and delivered by the parties hereto.

          "Material Adverse Change" or "Material Adverse Effect" shall mean any
           -----------------------      -----------------------
     material adverse change in, or material adverse effect upon, the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its Subsidiaries taken as a whole, or of Thermo Electron and its Subsidiaries taken as a whole, as the case may be, whether or not arising from transactions arising in the ordinary course of business.

          "Preliminary Prospectus" shall mean any preliminary prospectus
           ----------------------
     referred to in paragraph 1(a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information.

          "Prospectus" shall mean the prospectus relating to the Securities
           ----------
     that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

          "Registration Statement" shall mean the registration statement
           ----------------------
     referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule
     430A.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under
           --------    ---------       --------
     the Act.

          "Rule 430A Information" shall mean information with respect to the
           ---------------------
     Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration
           ----------------------------------
     statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement (file number
     333-          ). For purposes of this Agreement, all references to the
     Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement to any of the foregoing, shall be deemed to include the respective copies thereof filed with the Commission pursuant to EDGAR..

          "Salomon Smith Barney" shall mean Smith Barney Inc. or Salomon
           --------------------
     Brothers Inc to the extent that either such party is a signatory to this Agreement.

          Significant Subsidiary" shall have the meaning set forth in Item 1-02
          ----------------------
     of Regulation S-X under the Act.

          "Subsidiary" shall have the meaning set forth in Rule 405 under the
           ----------
     Act.

          "Rule 430A Information" means information with respect to the
           ----------------------
     Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     "Rule 462(b) Registration Statement" shall mean a registration statement
     -----------------------------------
     and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement



                  [Remainder of page intentionally left blank]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.



                                    Very truly yours,



                                    Trex Medical Corporation



                                    By:
                                       ----------------------------
                                    Name:
                                    Title:




                                    Thermo Electron Corporation



                                    By:
                                       ----------------------------
                                    Name:
                                    Title:



The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Smith Barney Inc.
Lehman Brothers Inc.

By:  Smith Barney Inc.


By:
   ----------------------------
Name:
Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                                                      SCHEDULE I





                                                  Number of Shares of
                                                  Underwritten Securities
Underwriters                                         To Be Purchased
------------                                      -----------------------

Smith Barney Inc. .............................
Lehman Brothers Inc. ..........................

TOTAL..........................................           4,500,000
                                                          =========

                                                            EXHIBIT A
                                                            ---------



                           Trex Medical Corporation
                           ------------------------


                        Public Offering of Common Stock
                        -------------------------------



                                                            , 1998



Smith Barney Inc.
Lehman Brothers Inc.
As Representatives of the several Underwriters, c/o Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:


          This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Trex Medical
                             ----------------------
Corporation, a Delaware corporation (the "Company"), and each of you as
                                          -------
representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock of the Company.

          In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Agreement.

          If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.



                              Yours very truly,



                              [Signature of officer, director or major stockholder]



                              [Name and address of officer, director or major stockholder]